UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): December 10, 2009

                              PASSUR Aerospace, Inc
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             (Exact Name of Registrant as Specified in Its Charter)

        New York                         000-7642                 11-2208938
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(State or Other Jurisdiction      (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

One Landmark Square, Suite 1900, Stamford, Connecticut                06901
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       (Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code:              (203) 622-4086
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                  47 Arch Street, Greenwich, Connecticut 06830
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM. 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(D) ELECTION OF DIRECTORS

On December 10, 2009, the Board of Directors (the "Board") of PASSUR Aerospace, Inc. ("PASSUR") increased the number of directors constituting the entire Board from eight to nine and appointed Peter Bloom as a director of the Company to fill the vacancy created by such increase. Mr. Bloom will hold office until his term expires at the Annual Meeting of Stockholders of PASSUR to be held in 2010.

Mr. Bloom, 52, is currently a Managing Director at General Atlantic LLC, a global private equity firm, where he has worked since 1996. In that role, Mr. Bloom has led technology due diligence and provided technology strategy assistance to executives in GA portfolio companies. Effective January 1, 2010, Mr. Bloom will become an Advisory Director at General Atlantic.

There is no arrangement or understanding between Mr. Bloom and any other person pursuant to which Mr. Bloom was appointed as a director of PASSUR.

In connection with his appointment, Mr. Bloom was granted an option to purchase 30,000 shares of PASSUR's common stock at an exercise price of $1.40 per share and became eligible to receive cash compensation (including per meeting fees) and annual option grants, each in connection with PASSUR's director compensation policies. The stock options vest ratably over a five-year period in equal annual increments. The vesting and other terms of the option grant were determined in accordance with the policies set forth in PASSUR's 2009 Stock Incentive Plan. PASSUR's policies regarding cash and equity compensation for outside directors are further described in PASSUR's Definitive Proxy on Schedule 14A, filed with the Securities and Exchange Commission on March 16, 2009, and the Current Report on Form 8-K filed with the SEC on April 13, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                PASSUR AEROSPACE, INC.


Date:  December 16, 2009                   By:
                                                --------------------------------
                                                Name:  Jeffrey P. Devaney
                                                Title:  Chief Financial Officer,
                                                        Treasure and Secretary